      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 2001


                                                      REGISTRATION NO. 333-49814
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 4
                                       TO
                                    FORM S-1


                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                      GENERAL MARITIME SHIP HOLDINGS LTD.

             (Exact name of registrant as specified in its charter)

  REPUBLIC OF THE MARSHALL ISLANDS                    4412                               06-1597083
  (State or other jurisdiction of         (Primary Standard Industrial                 (IRS Employer
   incorporation or organization)         Classification Code Number)              Identification Number)

                              35 WEST 56TH STREET
                               NEW YORK, NY 10019

                                 (212) 763-5600

  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             PETER C. GEORGIOPOULOS
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                              35 WEST 56TH STREET
                               NEW YORK, NY 10019
                                 (212) 763-5600

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                         ------------------------------

                        Copies of all communications to:

          THOMAS E. MOLNER, ESQ.                                  MELVIN EPSTEIN, ESQ.
    Kramer Levin Naftalis & Frankel LLP                       Stroock & Stroock & Lavan LLP
             919 Third Avenue                                        180 Maiden Lane
            New York, NY 10022                                     New York, NY 10038
              (212) 715-9100                                         (212) 806-5864

                         ------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after the Registration Statement becomes effective.
                         ------------------------------

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                                       AMOUNT        PROPOSED MAXIMUM     PROPOSED MAXIMUM          AMOUNT
     TITLE OF EACH CLASS OF            TO BE          OFFERING PRICE     AGGREGATE OFFERING           OF
  SECURITIES TO BE REGISTERED        REGISTERED          PER SHARE            PRICE (1)        REGISTRATION FEE
common stock, $0.01 par value
  per share.....................     8,050,000            $19.00            $152,950,000          $39,847.50

(1) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457 under the Securities Act of 1933.
                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



This Amendment No. 4 to Registration Statement on Form S-1 of General Maritime Ship Holdings Ltd. (File No. 333-49814) is filed solely for the purpose of filing with the Securities and Exchange Commission copies of the exhibits indicated in Item 16(a) of Part II hereto.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a)


EXHIBIT
NUMBER(1)                           DESCRIPTION
---------   ------------------------------------------------------------
  1.1       Form of Underwriting Agreement. (3)
  2.1       Plan of Recapitalization. (3)
  2.2       Contribution Agreement, dated May 25, 2001, among General
            Maritime Ship Holdings Ltd., Ajax Limited Partnership, the
            limited partners of Ajax Limited Partnership, Genmar Ajax
            Ltd., Peter C. Georgiopoulos, Genmar Ajax Corporation and
            GMC Administration Ltd. (3)
  2.3       Contribution Agreement, dated May 25, 2001, among General
            Maritime Ship Holdings Ltd., Ajax II, L.P., the limited
            partners of Ajax II, L.P., Ajax II LLC, Peter C.
            Georgiopoulos, Genmar Ajax II Corporation and GMC
            Administration Ltd. (3)
  2.4       Contribution Agreement, dated May 25, 2001, among General
            Maritime Ship Holdings Ltd., Boss, L.P., the limited
            partners of Boss, L.P., Genmar Boss Ltd., Peter C.
            Georgiopoulos, Genmar Boss Corporation and GMC
            Administration Ltd. (3)
  2.5       Contribution Agreement, dated May 25, 2001, among General
            Maritime Ship Holdings Ltd., General Maritime I, L.P., the
            limited partners of General Maritime I, L.P., General
            Maritime I Corporation, Peter C. Georgiopoulos, Genmar
            Maritime I Corporation and GMC Administration Ltd. (3)
  2.6       Contribution Agreement, dated May 25, 2001, among General
            Maritime Ship Holdings Ltd., General Maritime II, L.P., the
            limited partners of General Maritime II, L.P., General
            Maritime II Corporation, Peter C. Georgiopoulos, Genmar
            Maritime II Corporation and GMC Administration Ltd. (3)
  2.7       Contribution Agreement, dated May 25, 2001, among General
            Maritime Ship Holdings Ltd., Harriet, L.P., the limited
            partners of Harriet, L.P., General Maritime III Corporation,
            Peter C. Georgiopoulos, Genmar Harriet Corporation and GMC
            Administration Ltd. (3)
  2.8       Contribution Agreement, dated May 25, 2001, among General
            Maritime Ship Holdings Ltd. and Pacific Tankship, L.P., the
            limited partners of Pacific Tankship, L.P., Genmar Pacific
            Ltd., Peter C. Georgiopoulos, Genmar Pacific Corporation and
            GMC Administration Ltd. (3)
  2.9       Contribution Agreement, dated May 25, 2001, among General
            Maritime Ship Holdings Ltd., Genmar Alexandra, LLC, Genmar
            II, LLC, Equili Company, L.P., Equili Company, LLC, Equili
            Company II, L.P. and Equili Company II, LLC. (3)
  2.10      Vessel Contribution Agreement, dated May 25, 2001, between
            General Maritime Ship Holdings Ltd. and Blystad Shipholding
            Inc., Liberia. (3)
  2.11      Memorandum of Agreement, dated April 26, 2001, between
            Blystad Shipholding Inc., Liberia and General Maritime Ship
            Holdings Ltd. (3)
  2.12      Memorandum of Agreement, dated April 26, 2001, between
            Blystad Shipholding Inc., Liberia and General Maritime Ship
            Holdings Ltd. (3)
  2.13      Vessel Contribution Agreement, dated May 25, 2001, between
            General Maritime Ship Holdings Ltd. and KS Stavanger
            Prince. (3)
  2.14      Memorandum of Agreement, dated May 4, 2001, between
            KS Stavanger Prince and General Maritime Ship Holdings
            Ltd. (3)
  2.15      Letter Agreement, dated May 25, 2001, between General
            Maritime Ship Holdings Ltd. and Peter C. Georgiopoulos
            relating to the acquisition of the old General Maritime
            Corporation. (3)

EXHIBIT
NUMBER(1)                           DESCRIPTION
---------   ------------------------------------------------------------
  3.1       Amended and Restated Articles of Incorporation of General
            Maritime Ship Holdings Ltd. (2)
  3.2       Amended and Restated By-laws of General Maritime Ship
            Holdings Ltd. (2)
  4.1       Form of Common Stock Certificate of General Maritime
            Corporation. (2)
  4.2       Form of Registration Rights Agreement. (3)
  5.1       Opinion of Dennis J. Reeder, Esq. regarding the validity of the common stock being issued. (2)
  8.1       Opinion of Kramer Levin Naftalis & Frankel LLP regarding
            U.S. tax matters. (2)
  8.2       Opinion of Dennis J. Reeder, Esq. regarding Republic of
            Marshall Islands tax matters. (2)
 10.1       Reserved
 10.2       Senior Facility Agreement, dated May 15, 1997, between
            General Maritime I, L.P., Christiania Bank og KreditKasse
            ASA, New York Branch ("Christiania") and Union Bank of
            Norway ("Union Bank").
 10.3       Junior Facility Agreement, dated May 15, 1997, between
            General Maritime I, L.P. and Christiania.
 10.4       First Preferred mortgage, dated May 20, 1997, made by Alta
            Ltd. in favor of Christiania.
 10.5       Senior Facility Agreement, dated August 6, 1997, between
            Nord Ltd., Christiania and Union Bank.
 10.6       Junior Facility Agreement, dated August 6, 1997, between
            Nord Ltd. and Christiania.
 10.7       First Preferred Mortgage, dated August 7, 1997, between Nord
            Ltd. and Christiania, as assigned and amended on September
            8, 1997.
 10.8       Senior Facility Agreement, dated September 30, 1997, between
            Harriet Ltd., Christiania and Union Bank.
 10.9       Junior Facility Agreement, dated September 30, 1997, between
            Harriet Ltd. and Christiania.
 10.10      First Preferred Mortgage, dated September 30, 1997, between
            Harriet Ltd. and Christiania, as assigned and amended on
            September 8, 1997.
 10.11      First Preferred Mortgage Amendment, dated September 29,
            2000, between Harriet Ltd. and Christiania.
 10.12      Senior Facility Agreement, dated October 27, 1997, between
            Pacific Tankship Ltd., Christiania, Union Bank and
            Skandinaviska Enskilda Banken AB ("Skandinaviska").
 10.13      Junior Facility Agreement, dated October 27, 1997, between
            Pacific Tankship Ltd. and Christiania.
 10.14      Senior Facility Agreement, dated October 30, 1997, among
            Boss Ltd., Stavanger Sun Ltd., Christiania, Union Bank and
            Skandinaviska.
 10.15      Junior Facility Agreement, dated October 30, 1997, among
            Boss Ltd., Stavanger Sun Ltd. and Christiania.
 10.16      Amendment Agreement, dated December 1999, relating to Senior
            Facility Agreement, among Boss Ltd., Stavanger Sun Ltd. and
            Christiania.
 10.17      Amendment Agreement, dated December 1999, relating to Junior
            Facility Agreement, among Boss Ltd., Stavanger Sun Ltd. and
            Christiania.

EXHIBIT
NUMBER(1)                           DESCRIPTION
---------   ------------------------------------------------------------
 10.18      Amendment Agreement, dated February 2000, relating to Senior
            Facility Agreement, Junior Facility Agreement and other
            documents, among Boss Ltd., Stavanger Sun Ltd., Christiania and others.
 10.19      Amendment Agreement, dated March 2000, relating to Senior
            Facility Agreement, Junior Facility Agreement and other
            documents, among Boss Ltd., Stavanger Sun Ltd., Christiania and others.
 10.20      First Preferred Mortgage, dated March 15, 2000, made by
            Stavanger Sun Ltd. in favor of Christiania.
 10.21      Second Preferred Mortgage, dated March 15, 2000, made by
            Stavanger Sun Ltd. in favor of Christiania.
 10.22      First Preferred Mortgage, dated February 17, 2000, made by
            Boss Ltd. in favor of Christiania.
 10.23      Second Preferred Mortgage, dated February 17, 2000, made by
            Boss Ltd. in favor of Christiania.
 10.24      Amended and Restated Credit Agreement, dated February 9,
            1999, among Genmar Constantine Ltd., Genmar Agamemnon Ltd.,
            Genmar Minotaur Ltd., Genmar Minotaur Ltd. (collectively,
            the "Ajax SPVs"), Ajax Limited Partnership (together with
            the Ajax SPVs, the "Ajax Loan Parties"), Christiania,
            Skandinaviska, Union Bank and De National
            Investeringsbank N.V.
 10.25      Form of First Preferred Mortgage, dated May 15, 1998, made by each of the Ajax SPVs in favor of Christiania, as amended
            on February   , 1999.
 10.26      Share Mortgage, dated February 9, 1999, between Ajax Limited
            Partnership and Christiania.
 10.27      Form of $300,000,000 Credit Agreement dated June   , 2001
            among General Maritime Ship Holdings Ltd., Christiania and other lenders (2).
 10.28      Management Rights Agreement dated June   , 2001 between
            General Maritime Corporation and OCM Principal Opportunities
            Fund, L.P. (2)
 10.29      Credit Agreement, dated June   , 2000, among Genmar Gabriel
            Ltd., Genmar Zoe Ltd., Genmar Macedon Ltd., Genmar Spartiate
            Ltd. (collectively, the "Ajax II SPVs"), Ajax II, L.P.,
            Christiania, Deutsche Shiffsbank Aktiengesellschaft,
            Hamburghische Landesbank-Girozentrale and Vereins-Und
            Westbank AG.
 10.30      First Preferred Ship Mortgage, dated June   , 2000, made by
            Genmar Macedon Ltd., Genmar Spartiate Ltd. and Genmar Zoe
            Ltd. in favor of Christiania.
 10.31      Deed of Covenants to Accompany a First Priority Statutory
            Mortgage of a Ship, dated June   , 2000, made by Genmar
            Gabriel Ltd. in favor of Christiania.
 10.32      Share Mortgage, dated       , 2000, between Ajax II, L.P.
            and Christiania.
 10.33      Form of General Maritime Corporation 2001 Stock Incentive
            Plan. (2)
 10.34      Stock Purchase Agreement dated May 25, 2001 between General
            Maritime Ship Holdings Ltd. and stockholders of United
            Projects Shipping & Financial Inc. (3)
 10.35      Memorandum of Agreement dated May 7, 2001, between Scanobo
            Endurance Shipping Corp., Monrovia and General Maritime
            Corporation. (3)
 10.36      Memorandum of Agreement dated May 7, 2001, between Scanobo
            Trader Shipping Corp., Monrovia and General Maritime
            Corporation. (3)
 10.37      Memorandum of Agreement dated May 7, 2001, between Scanobo
            Challenger Shipping Corp., Monrovia and General Maritime
            Corporation. (3)
 10.38      Memorandum of Agreement dated May 7, 2001, between Scanobo
            Trust Shipping Corp., Monrovia and General Maritime
            Corporation. (3)

EXHIBIT
NUMBER(1)                           DESCRIPTION
---------   ------------------------------------------------------------
 10.39      Memorandum of Agreement dated May 7, 2001, between Scanobo
            Champion Shipping Corp., Monrovia and General Maritime
            Corporation. (3)
 10.40      Memorandum of Agreement dated May 7, 2001, between Scanobo
            Spirit Shipping Corp., Monrovia and General Maritime
            Corporation. (3)
 10.41      Memorandum of Agreement dated May 7, 2001, between Scanobo
            Star Shipping Corp., Monrovia and General Maritime
            Corporation. (3)
 10.42      Form of Waiver and Contribution Agreement. (3)
 10.43      Form of Indemnification Agreement (2)
 10.44      Reserved.
 10.45      Reserved.
 10.46      Employment Agreement dated June   , 2001 between General
            Maritime Ship Holdings Ltd., and Peter C.
            Georgiopoulous. (2)
 10.47      Employment Agreement dated June   , 2001 between General
            Maritime Ship Holdings Ltd. and John P. Tavlarios. (2)
 10.48      Employment Agreement dated June   , 2001 between General
            Maritime Ship Holdings Ltd. and James C. Christodoulou. (2)
 10.49      Employment Agreement dated June   , 2001 between General
            Maritime Ship Holdings Ltd. and John C. Georgiopoulous. (2)
 10.50      Form of Release Agreement. (2)
 10.51      Form of Outside Director Stock Option Grant Certificate.
 10.52      Incentive Stock Option Grant Certificate dated June   , 2001
            between General Maritime Corporation and Peter C.
            Georgiopoulos. (2)
 10.53      Incentive Stock Option Grant Certificate dated June   , 2001
            between General Maritime Corporation and John P.
            Tavlarios. (2)
 10.54      Incentive Stock Option Grant Certificate dated June   , 2001
            between General Maritime Corporation and James C.
            Christodoulou. (2)
 10.55      Incentive Stock Option Grant Certificate dated June   , 2001
            between General Maritime Corporation and John C.
            Georgiopoulos. (2)
 10.56      Form of Incentive Stock Option Grant Certificate. (2)
 16.1       Letter dated November 10, 2000, from Ernst & Young LLP
            regarding change in Certifying Accountants.
 21.1       Subsidiaries of General Maritime Corporation. (2)
 23.1       Consent of Ernst & Young LLP. (3)
 23.2       Consent of Deloitte & Touche LLP. (3)
 23.3       Consent of Kramer Levin Naftalis & Frankel LLP (included in its opinion filed as Exhibit 8.1).
 23.4       Consent of Dennis J. Reeder, Esq. (included in his opinion filed as Exhibit 5.1).
 23.5       Consent of Clarkson Research Studies. (3)
 24.1       Powers of Attorney (3).


------------------------

(1) Unless otherwise noted herein, each exhibit was filed with our Form S-1 filed with the Securities and Exchange Commission on November 13, 2000.

(2) Filed herewith.


(3) Filed with our Form S-1/A filed with the Securities and Exchange Commission on May 25, 2001.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, General Maritime Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 6th day of June, 2001.


                                                       GENERAL MARITIME SHIP HOLDINGS LTD.

                                                       By:  /s/ PETER C. GEORGIOPOULOS
                                                            -----------------------------------------
                                                            Name:  Peter C. Georgiopoulos
                                                            Title: Chairman and Chief Executive
                                                            Officer


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----
             /s/ PETER C. GEORGIOPOULOS                Chairman, Chief Executive
     -------------------------------------------         Officer and Director            June 6, 2001
               Peter C. Georgiopoulos                    (Principal Executive Officer)

                          *
     -------------------------------------------       President, Chief Operating        June 6, 2001
                  John P. Tavlarios                      Officer and Director

                                                       Vice President, Chief Financial
                          *                              Officer and Secretary
     -------------------------------------------         (Principal Financial and        June 6, 2001
               James C. Christodoulou                    Accounting Officer)

                          *
     -------------------------------------------       Director                          June 6, 2001
                Sir Peter G. Cazalet

                          *
     -------------------------------------------       Director                          June 6, 2001
                 William J. Crabtree

                          *
     -------------------------------------------       Director                          June 6, 2001
                  Rex W. Harrington

                          *
     -------------------------------------------       Director                          June 6, 2001
                  Stephen A. Kaplan

                          *
     -------------------------------------------       Director                          June 6, 2001
                   Peter S. Shaerf



* By:               /s/ PETER C. GEORGIOPOULOS
              --------------------------------------
                      Peter C. Georgiopoulos
                         ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS



(A) EXHIBIT
NUMBER(1)                             DESCRIPTION
-----------   ------------------------------------------------------------
  1.1         Form of Underwriting Agreement. (3)
  2.1         Plan of Recapitalization. (3)
  2.2         Contribution Agreement, dated May 25, 2001, among General
              Maritime Ship Holdings Ltd., Ajax Limited Partnership, the
              limited partners of Ajax Limited Partnership, Genmar Ajax
              Ltd., Peter C. Georgiopoulos, Genmar Ajax Corporation and
              GMC Administration Ltd. (3)
  2.3         Contribution Agreement, dated May 25, 2001, among General
              Maritime Ship Holdings Ltd., Ajax II, L.P., the limited
              partners of Ajax II, L.P., Ajax II LLC, Peter C.
              Georgiopoulos, Genmar Ajax II Corporation and GMC
              Administration Ltd. (3)
  2.4         Contribution Agreement, dated May 25, 2001, among General
              Maritime Ship Holdings Ltd., Boss, L.P., the limited
              partners of Boss, L.P., Genmar Boss Ltd., Peter C.
              Georgiopoulos, Genmar Boss Corporation and GMC
              Administration Ltd. (3)
  2.5         Contribution Agreement, dated May 25, 2001, among General
              Maritime Ship Holdings Ltd., General Maritime I, L.P., the
              limited partners of General Maritime I, L.P., General
              Maritime I Corporation, Peter C. Georgiopoulos, Genmar
              Maritime I Corporation and GMC Administration Ltd. (3)
  2.6         Contribution Agreement, dated May 25, 2001, among General
              Maritime Ship Holdings Ltd., General Maritime II, L.P., the
              limited partners of General Maritime II, L.P., General
              Maritime II Corporation, Peter C. Georgiopoulos, Genmar
              Maritime II Corporation and GMC Administration Ltd. (3)
  2.7         Contribution Agreement, dated May 25, 2001, among General
              Maritime Ship Holdings Ltd., Harriet, L.P., the limited
              partners of Harriet, L.P., General Maritime III Corporation,
              Peter C. Georgiopoulos, Genmar Harriet Corporation and GMC
              Administration Ltd. (3)
  2.8         Contribution Agreement, dated May 25, 2001, among General
              Maritime Ship Holdings Ltd. and Pacific Tankship, L.P., the
              limited partners of Pacific Tankship, L.P., Genmar Pacific
              Ltd., Peter C. Georgiopoulos, Genmar Pacific Corporation and
              GMC Administration Ltd. (3)
  2.9         Contribution Agreement, dated May 25, 2001, among General
              Maritime Ship Holdings Ltd., Genmar Alexandra, LLC, Genmar
              II, LLC, Equili Company, L.P., Equili Company, LLC, Equili
              Company II, L.P. and Equili Company II, LLC. (3)
  2.10        Vessel Contribution Agreement, dated May 25, 2001, between
              General Maritime Ship Holdings Ltd. and Blystad Shipholding
              Inc., Liberia. (3)
  2.11        Memorandum of Agreement, dated April 26, 2001, between
              Blystad Shipholding Inc., Liberia and General Maritime Ship
              Holdings Ltd. (3)
  2.12        Memorandum of Agreement, dated April 26, 2001, between
              Blystad Shipholding Inc., Liberia and General Maritime Ship
              Holdings Ltd. (3)
  2.13        Vessel Contribution Agreement, dated May 25, 2001, between
              General Maritime Ship Holdings Ltd. and KS Stavanger
              Prince. (3)
  2.14        Memorandum of Agreement, dated May 4, 2001, between
              KS Stavanger Prince and General Maritime Ship Holdings
              Ltd. (3)
  2.15        Letter Agreement, dated May 25, 2001, between General
              Maritime Ship Holdings Ltd. and Peter C. Georgiopoulos
              relating to the acquisition of the old General Maritime
              Corporation. (3)
  3.1         Amended and Restated Articles of Incorporation of General
              Maritime Ship Holdings Ltd. (2)
  3.2         Amended and Restated By-laws of General Maritime Ship
              Holdings Ltd. (2)
  4.1         Form of Common Stock Certificate of General Maritime
              Corporation. (2)

(A) EXHIBIT
NUMBER(1)                             DESCRIPTION
-----------   ------------------------------------------------------------
  4.2         Form of Registration Rights Agreement. (3)
  5.1         Opinion of Dennis J. Reeder, Esq. regarding the validity of the common stock being issued. (2)
  8.1         Opinion of Kramer Levin Naftalis & Frankel LLP regarding
              U.S. tax matters. (2)
  8.2         Opinion of Dennis J. Reeder, Esq. regarding Republic of
              Marshall Islands tax matters. (2)
 10.1         Reserved
 10.2         Senior Facility Agreement, dated May 15, 1997, between
              General Maritime I, L.P., Christiania Bank og KreditKasse
              ASA, New York Branch ("Christiania") and Union Bank of
              Norway ("Union Bank").
 10.3         Junior Facility Agreement, dated May 15, 1997, between
              General Maritime I, L.P. and Christiania.
 10.4         First Preferred mortgage, dated May 20, 1997, made by Alta
              Ltd. in favor of Christiania.
 10.5         Senior Facility Agreement, dated August 6, 1997, between
              Nord Ltd., Christiania and Union Bank.
 10.6         Junior Facility Agreement, dated August 6, 1997, between
              Nord Ltd. and Christiania.
 10.7         First Preferred Mortgage, dated August 7, 1997, between Nord
              Ltd. and Christiania, as assigned and amended on September
              8, 1997.
 10.8         Senior Facility Agreement, dated September 30, 1997, between
              Harriet Ltd., Christiania and Union Bank.
 10.9         Junior Facility Agreement, dated September 30, 1997, between
              Harriet Ltd. and Christiania.
 10.10        First Preferred Mortgage, dated September 30, 1997, between
              Harriet Ltd. and Christiania, as assigned and amended on
              September 8, 1997.
 10.11        First Preferred Mortgage Amendment, dated September 29,
              2000, between Harriet Ltd. and Christiania.
 10.12        Senior Facility Agreement, dated October 27, 1997, between
              Pacific Tankship Ltd., Christiania, Union Bank and
              Skandinaviska Enskilda Banken AB ("Skandinaviska").
 10.13        Junior Facility Agreement, dated October 27, 1997, between
              Pacific Tankship Ltd. and Christiania.
 10.14        Senior Facility Agreement, dated October 30, 1997, among
              Boss Ltd., Stavanger Sun Ltd., Christiania, Union Bank and
              Skandinaviska.
 10.15        Junior Facility Agreement, dated October 30, 1997, among
              Boss Ltd., Stavanger Sun Ltd. and Christiania.
 10.16        Amendment Agreement, dated December 1999, relating to Senior
              Facility Agreement, among Boss Ltd., Stavanger Sun Ltd. and
              Christiania.
 10.17        Amendment Agreement, dated December 1999, relating to Junior
              Facility Agreement, among Boss Ltd., Stavanger Sun Ltd. and
              Christiania.
 10.18        Amendment Agreement, dated February 2000, relating to Senior
              Facility Agreement, Junior Facility Agreement and other
              documents, among Boss Ltd., Stavanger Sun Ltd., Christiania and others.
 10.19        Amendment Agreement, dated March 2000, relating to Senior
              Facility Agreement, Junior Facility Agreement and other
              documents, among Boss Ltd., Stavanger Sun Ltd., Christiania and others.
 10.20        First Preferred Mortgage, dated March 15, 2000, made by
              Stavanger Sun Ltd. in favor of Christiania.

(A) EXHIBIT
NUMBER(1)                             DESCRIPTION
-----------   ------------------------------------------------------------
 10.21        Second Preferred Mortgage, dated March 15, 2000, made by
              Stavanger Sun Ltd. in favor of Christiania.
 10.22        First Preferred Mortgage, dated February 17, 2000, made by
              Boss Ltd. in favor of Christiania.
 10.23        Second Preferred Mortgage, dated February 17, 2000, made by
              Boss Ltd. in favor of Christiania.
 10.24        Amended and Restated Credit Agreement, dated February 9,
              1999, among Genmar Constantine Ltd., Genmar Agamemnon Ltd.,
              Genmar Minotaur Ltd., Genmar Minotaur Ltd. (collectively,
              the "Ajax SPVs"), Ajax Limited Partnership (together with
              the Ajax SPVs, the "Ajax Loan Parties"), Christiania,
              Skandinaviska, Union Bank and De National
              Investeringsbank N.V.
 10.25        Form of First Preferred Mortgage, dated May 15, 1998, made by each of the Ajax SPVs in favor of Christiania, as amended
              on February   , 1999.
 10.26        Share Mortgage, dated February 9, 1999, between Ajax Limited
              Partnership and Christiania.
 10.27        Form of $300,000,000 Credit Agreement dated June   , 2001
              among General Maritime Ship Holdings Ltd., Christiania and other lenders (2).
 10.28        Management Rights Agreement dated June   , 2001 between
              General Maritime Corporation and OCM Principal Opportunities
              Fund, L.P. (2)
 10.29        Credit Agreement, dated June   , 2000, among Genmar Gabriel
              Ltd., Genmar Zoe Ltd., Genmar Macedon Ltd., Genmar Spartiate
              Ltd. (collectively, the "Ajax II SPVs"), Ajax II, L.P.,
              Christiania, Deutsche Shiffsbank Aktiengesellschaft,
              Hamburghische Landesbank-Girozentrale and Vereins-Und
              Westbank AG.
 10.30        First Preferred Ship Mortgage, dated June   , 2000, made by
              Genmar Macedon Ltd., Genmar Spartiate Ltd. and Genmar Zoe
              Ltd. in favor of Christiania.
 10.31        Deed of Covenants to Accompany a First Priority Statutory
              Mortgage of a Ship, dated June   , 2000, made by Genmar
              Gabriel Ltd. in favor of Christiania.
 10.32        Share Mortgage, dated       , 2000, between Ajax II, L.P.
              and Christiania.
 10.33        Form of General Maritime Corporation 2001 Stock Incentive
              Plan. (2)
 10.34        Stock Purchase Agreement dated May 25, 2001 between General
              Maritime Ship Holdings Ltd. and stockholders of United
              Projects Shipping & Financial Inc. (3)
 10.35        Memorandum of Agreement dated May 7, 2001, between Scanobo
              Endurance Shipping Corp., Monrovia and General Maritime
              Corporation. (3)
 10.36        Memorandum of Agreement dated May 7, 2001, between Scanobo
              Trader Shipping Corp., Monrovia and General Maritime
              Corporation. (3)
 10.37        Memorandum of Agreement dated May 7, 2001, between Scanobo
              Challenger Shipping Corp., Monrovia and General Maritime
              Corporation. (3)
 10.38        Memorandum of Agreement dated May 7, 2001, between Scanobo
              Trust Shipping Corp., Monrovia and General Maritime
              Corporation. (3)
 10.39        Memorandum of Agreement dated May 7, 2001, between Scanobo
              Champion Shipping Corp., Monrovia and General Maritime
              Corporation. (3)
 10.40        Memorandum of Agreement dated May 7, 2001, between Scanobo
              Spirit Shipping Corp., Monrovia and General Maritime
              Corporation. (3)
 10.41        Memorandum of Agreement dated May 7, 2001, between Scanobo
              Star Shipping Corp., Monrovia and General Maritime
              Corporation. (3)
 10.42        Form of Waiver and Contribution Agreement. (3)
 10.43        Form of Indemnification Agreement. (2)
 10.44        Reserved
 10.45        Reserved

(A) EXHIBIT
NUMBER(1)                             DESCRIPTION
-----------   ------------------------------------------------------------
 10.46        Employment Agreement dated June   , 2001 between General
              Maritime Ship Holdings Ltd., and Peter C.
              Georgiopoulous. (2)
 10.47        Employment Agreement dated June   , 2001 between General
              Maritime Ship Holdings Ltd. and John P. Tavlarios. (2)
 10.48        Employment Agreement dated June   , 2001 between General
              Maritime Ship Holdings Ltd. and James C. Christodoulou. (2)
 10.49        Employment Agreement dated June   , 2001 between General
              Maritime Ship Holdings Ltd. and John C. Georgiopoulous. (2)
 10.50        Form of Release Agreement. (2)
 10.51        Form of Outside Director Stock Option Grant
              Certificate. (3)
 10.52        Incentive Stock Option Grant Certificate dated June   , 2001
              between General Maritime Corporation and Peter C.
              Georgiopoulos. (2)
 10.53        Incentive Stock Option Grant Certificate dated June   , 2001
              between General Maritime Corporation and John P.
              Tavlarios. (2)
 10.54        Incentive Stock Option Grant Certificate dated June   , 2001
              between General Maritime Corporation and James C.
              Christodoulou. (2)
 10.55        Incentive Stock Option Grant Certificate dated June   , 2001
              between General Maritime Corporation and John C.
              Georgiopoulos. (2)
 10.56        Form of Incentive Stock Option Grant Certificate. (2)
 16.1         Letter dated November 10, 2000, from Ernst & Young LLP
              regarding change in Certifying Accountants.
 21.1         Subsidiaries of General Maritime Corporation. (2)
 23.1         Consent of Ernst & Young LLP. (3)
 23.2         Consent of Deloitte & Touche LLP. (3)
 23.3         Consent of Kramer Levin Naftalis & Frankel LLP (included in its opinion filed as Exhibit 8.1).
 23.4         Consent of Dennis J. Reeder, Esq. (included in his opinion filed as Exhibit 5.1).
 23.5         Consent of Clarkson Research Studies. (3)
 24.1         Powers of Attorney (included as part of the signature page hereto).


------------------------

(1) Unless otherwise noted herein, each exhibit was filed with our Form S-1 filed with the Securities and Exchange Commission on November 13, 2000.

(2) Filed herewith.


(3) Filed with our Form S-1/A filed with the Securities and Exchange Commission on May 25, 2001.